            As filed with the Securities and Exchange Commission on June 3, 1997

                                              Registration No.
                                                               -----------------
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ----------------------
                             CHASE INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)

DELAWARE                                                        51-0328047
(State or other juris-                                          (I.R.S. Employer
diction of incorporation                                        Identification
or organization)                                                Number)

                             14212 COUNTY ROAD M-50
                            MONTPELIER, OHIO  43543
                                 (419) 485-3193

  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             CHASE INDUSTRIES INC.
                         1994 LONG-TERM INCENTIVE PLAN
                            (full title of the plan)
                             ---------------------
                                MARTIN V. ALONZO
                             CHASE INDUSTRIES INC.
                             14212 COUNTY ROAD M-50
                            MONTPELIER, OHIO  43543
                                 (419) 485-3193

 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                             ---------------------
Copies of all communications, including all communications sent to the agent for service, should be sent to:

                             RODNEY L. MOORE, ESQ.
                          FULBRIGHT & JAWORSKI L.L.P.
                          2200 ROSS AVENUE, SUITE 2800
                              DALLAS, TEXAS  75201
                                 (214) 855-8000
                             ---------------------

                        CALCULATION OF REGISTRATION FEE


=============================================================================================================================
     TITLE OF SECURITIES                                   PROPOSED MAXIMUM            PROPOSED MAXIMUM          AMOUNT OF
       TO BE REGISTERED             AMOUNT TO BE          OFFERING PRICE PER       AGGREGATE OFFERING PRICE     REGISTRATION
                                     REGISTERED                 UNIT(2)                      (2)                    FEE
=============================================================================================================================
  COMMON STOCK $.01 PAR
  VALUE PER SHARE . . . . .        500,000 SHARES              $22.13                   $11,065,000               $3,353
=============================================================================================================================

(1) Pursuant to Rule 416, there are also being registered such additional shares of Common Stock as may become issuable pursuant to the antidilution provisions of the Plan.

(2) The price is estimated in accordance with Rule 457(h)(1) under the Securities Act of 1933, as amended, solely for the purpose of calculating the registration fee, based on the average of the high and low prices of the Common Stock as reported on the New York Stock Exchange on May 30, 1997.

================================================================================

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

     The following document filed by Chase Industries Inc., a Delaware corporation (f/k/a Chase Brass Industries, Inc.) (the "Company" or the "Registrant") is incorporated herein by reference: the Company's registration statement on Form S-8, Registration Number 33-87278, as filed with the Securities and Exchange Commission on December 12, 1994.

     This Registration Statement on Form S-8 is registering 500,000 additional shares of common stock of the Company, par value $.01 per share, pursuant to the Company's 1994 Long-Term Incentive Plan.


ITEM 8.          EXHIBITS

4 Chase Industries Inc. 1994 Long-Term Incentive Plan, as amended.

5                Opinion of Fulbright & Jaworski L.L.P.

23.1             Consent of Coopers & Lybrand.

23.2             Consent of Fulbright & Jaworski L.L.P. (included in Exhibit 5).

24               Power of Attorney (included in signature page).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of May 1997.

                                           By:/s/ MARTIN V. ALZONO
                                              --------------------------
                                                   Martin V. Alonzo
                                                   Chairman of the Board,
                                                   President and
                                                   Chief Executive Officer


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Martin V. Alonzo and Michael T. Segraves, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and any and all related registration statements and post-effective amendments, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting said attorneys-in-fact and agents, or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

               Signature                                       Title                           Date
               ---------                                       -----                           ----
 /s/ MARTIN V. ALONZO                        Chairman of the Board, President, Chief    May 30, 1997
 --------------------------                  Executive Officer and Director
 Martin V. Alonzo                            (Principal executive officer)

 /s/ MICHAEL T. SEGRAVES                     Vice President and Chief Financial         May 30, 1997
 --------------------------                  Officer (Principal financial officer)
 Michael T. Segraves

 /s/ RAYMOND E. CARTLEDGE                    Director                                   May 30, 1997
 --------------------------
 Raymond E. Cartledge

 /s/ Charles E. Corpening                    Director                                   May 30, 1997
 --------------------------
 CHARLES E. CORPENING

 /s/ Donald J. Donahue                       Director                                   May 30, 1997
 --------------------------
 DONALD J. DONAHUE

 /s/ John R. Kennedy                         Director                                   May 30, 1997
 --------------------------
 JOHN R. KENNEDY

 /s/ Thomas F. McWilliams                    Director                                   May 30, 1997
 --------------------------
 THOMAS F. MCWILLIAMS

 /s/ William R. Toller                       Director                                   May 30, 1997
 --------------------------
 WILLIAM R. TOLLER

                                EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION
----------       -----------

4                Chase Industries Inc. 1994 Long-Term Incentive

5                Opinion of Fulbright & Jaworski L.L.P.

23.1             Consent of Coopers & Lybrand.

23.2             Consent of Fulbright & Jaworski L.L.P. (include

24               Power of Attorney (included in signature page).